UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 High Street Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HMHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Houghton Mifflin Harcourt Company (the “Company”) is party to a second amended and restated revolving credit agreement (the “Revolving Credit Agreement”), dated as of November 22, 2019, governing the second amended and restated senior secured asset-based revolving credit facility (the “ABL Credit Facility”) by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto, and Citibank, N.A. as administrative agent and collateral agent. A copy of the Revolving Credit Agreement was filed as an exhibit to the Company's Form 8-K, filed with the SEC on November 25, 2019. As previously disclosed in its Form 8-K filed on March 27, 2020, the Company elected to draw down $100 million on the ABL Credit Facility on March 24, 2020.

On March 30, 2020, the Company elected to draw down $50 million on the ABL Credit Facility. As with the previous $100 million drawdown, the Company took this action as a precautionary measure in order to increase the Company’s cash position and help maintain financial flexibility in light of the current uncertainty resulting from the COVID-19 pandemic. The proceeds from this drawdown will be available to be used for working capital, general corporate or other purposes. Immediately following this second drawdown on March 30, 2020, more than $14 million of borrowing capacity remained available under the ABL Credit Facility, subject to the terms and conditions of the ABL Credit Facility.  Subject to such terms and conditions, the Company may draw down all or a portion of the remaining available amount.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

Dated: April 1, 2020	By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

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